UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

SCHEDULE 14A

(Amendment No. 1)

(RULE 14a-101)

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities

Exchange Act of 1934

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Definitive Proxy Statement

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Soliciting Materials Pursuant to §240.14a-12

PARLUX FRAGRANCES, INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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PARLUX FRAGRANCES, INC.

5900 North Andrews Avenue, Suite 500

Fort Lauderdale, Florida 33309

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NOTICE OF SPECIAL MEETING OF STOCKHOLDERS

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Notice is hereby given that a Special Meeting of Stockholders of Parlux Fragrances, Inc., will be held at 10:00 a.m., eastern time, on Tuesday, December 15, 2009, at the offices of Akerman Senterfitt, One S.E. Third Avenue, 25th Floor, Miami, Florida 33131, for the following purposes as set forth in the accompanying proxy statement:

1.

To approve an amendment to our certificate of incorporation to increase the total number of shares of common stock that we are authorized to issue from 30,000,000 to 40,000,000 shares;

2.

To approve, in accordance with Nasdaq Marketplace Rule 5635(d), the issuance of warrants to purchase an aggregate of up to 8,000,000 shares of our common stock at an exercise price of $5.00 per share; and

3.

To approve an adjournment or postponement of the special meeting, if necessary, to solicit additional proxies in favor of the foregoing proposals.

Holders of record of our common stock at the close of business on November 12, 2009, will be entitled to vote at the special meeting.

By Order of the Board of Directors,

Neil J. Katz
Chairman and Chief Executive Officer

Dated: November __, 2009

YOUR VOTE IS IMPORTANT

Whether or not you plan to attend the special meeting, please sign and date the enclosed proxy and return it in the envelope provided. Any person giving a proxy has the power to revoke it at any time prior to the exercise thereof and if present at the special meeting may withdraw it and vote in person. Attendance at the special meeting is limited to stockholders, their proxies and our invited guests.

PARLUX FRAGRANCES, INC.

PROXY STATEMENT

TABLE OF CONTENTS

Questions and Answers About Our Special Meeting

1

Proposal No. 1 Authorized Share Amendment Proposal

5

Reasons for the Amendment

5

Vote Required

5

Board Recommendation

5

Proposal No. 2 Warrant Issuance Proposal

6

Background

6

Reasons for Seeking Stockholder Approval

9

Description of the Warrants

9

Vote Required

11

Board Recommendation

11

Proposal No. 3 Adjournment Proposal

11

Vote Required

11

Board Recommendation

11

Security Ownership of Certain Beneficial Owners and Management

12

Proposals of Stockholders For 2010 Annual Meeting

13

Householding

13

Where You Can Find Additional Information

13

Incorporation of Documents By Reference

14

Other Matters

14

Annex A – Certificate of Amendment of the Certificate of Incorporation of Parlux Fragrances, Inc.

A-1

Annex B – Form of Warrant Certificate

B-1

PARLUX FRAGRANCES, INC.

5900 North Andrews Avenue, Suite 500

Fort Lauderdale, Florida 33309

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PROXY STATEMENT

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FOR THE SPECIAL MEETING OF STOCKHOLDERS OF PARLUX FRAGRANCES, INC.

TO BE HELD DECEMBER 15, 2009

This proxy statement is furnished in connection with the solicitation by the Board of Directors of Parlux Fragrances, Inc. of proxies to be voted at our special meeting of stockholders to be held at 10:00 a.m., eastern time, on Tuesday, December 15, 2009, at the offices of Akerman Senterfitt, One S.E. Third Avenue, 25th Floor, Miami, Florida 33131, or at any adjournment or postponement thereof. It is anticipated that the proxy statement and the form of proxy will be mailed on or about November 16, 2009, to stockholders as of the record date, as defined below.

Only stockholders of record as of 5:00 p.m., eastern time, on November 12, 2009, which is referred to as the record date, are entitled to receive notice of the special meeting and to vote at the special meeting or any adjournment or postponement of the special meeting. As of the record date, there were [ 20,324,812 ] shares of our common stock issued and outstanding and entitled to vote at the special meeting.

QUESTIONS AND ANSWERS ABOUT OUR SPECIAL MEETING

Although we encourage you to read the proxy statement in its entirety, we include these Questions and Answers to provide background information and brief answers to several questions that you may have about the proposals.

Q.

What proposals are stockholders being asked to consider at the special meeting?

A.

You are being asked to vote on three proposals:

•

The approval of an amendment to our certificate of incorporation to increase the total number of shares of common stock that we are authorized to issue from 30,000,000 to 40,000,000 shares. We refer to this proposal as the “Authorized Share Amendment Proposal.”

•

The approval, in accordance with Nasdaq Marketplace Rule 5635(d), of the issuance of warrants to purchase an aggregate of up to 8,000,000 shares of our common stock at an exercise price of $5.00 per share. We refer to this proposal as the “Warrant Issuance Proposal.”

•

The approval of an adjournment or postponement of the special meeting, if necessary, to solicit additional proxies in favor of the foregoing proposals. We refer to this proposal as the “Adjournment Proposal.”

Q.

Why are we proposing the Authorized Share Amendment Proposal?

A.

We will need to amend our certificate of incorporation to increase the number of shares of common stock that we are authorized to issue from 30,000,000 to 40,000,000 shares to have a sufficient number of shares reserved for warrants for an aggregate of up to 8,000,000 shares of common stock, described in Proposal No. 2 – The Warrant Issuance Proposal.

Our certificate of incorporation currently authorizes us to issue a total of 30,000,000 shares of common stock and we have approximately 20,324,812 shares of common stock issued and outstanding and approximately 6,484,500 shares of common stock reserved for potential future issuance. The shares of common stock reserved for potential future issuance include 4,000,000 shares of common stock underlying warrants issued in connection with the sublicense agreements for the worldwide fragrance licenses for entertainers Rihanna and Kanye West, as further described in Proposal No. 2 – The Warrant Issuance Proposal. If stockholder approval of the Authorized Share Amendment Proposal and the Warrant Issuance Proposal is obtained, we will issue additional warrants to purchase an aggregate of up to 8,000,000 shares of common stock in connection with the sublicense agreements entered into for worldwide fragrance licenses for Rihanna and Kanye West, and expected to be entered into for Shawn “Jay-Z” Carter and for a well-established female artist, as further discussed in Proposal No. 2 – The Warrant Issuance Proposal.

1

Q.

Why are we proposing the Warrant Issuance Proposal?

A.

Under Nasdaq Marketplace Rule 5635(d), we are required to obtain the approval of our stockholders in order to issue warrants exercisable into shares of common stock at a price less than the greater of book or market value which equal 20% or more of our common stock outstanding before the issuance.

In connection with our sublicense agreements entered into for worldwide fragrance licenses for Rihanna and Kanye West, and expected to be entered into for Shawn “Jay-Z” Carter and for a well-established female artist, as further discussed in Proposal No. 2 – The Warrant Issuance Proposal, and subject to our receipt of stockholder approval in accordance with Nasdaq Marketplace Rule 5635(d), we will issue warrants exercisable for an aggregate of up to 8,000,000 shares of our common stock. The exercise price of the warrants is $5.00 per share, which is less than our book value of approximately $5.38 per share as of June 30, 2009.

Q.

Why are we proposing the Adjournment Proposal?

A.

We are proposing the Adjournment Proposal so that we may delay the special meeting in the event that it appears that the other proposals to be presented at the special meeting do not have sufficient votes to be approved. This will provide our management with more time to solicit stockholders to vote or change their votes.

Q.

Are the Warrant Issuance Proposal and the Authorized Share Amendment Proposal conditioned upon the approval of the other?

A.

Yes. The Warrant Issuance Proposal and the Authorized Share Amendment Proposal are each conditioned upon the approval of the other. Neither the amendment to our certificate of incorporation pursuant to the Authorized Share Amendment Proposal nor the issuance of warrants pursuant to our Warrant Issuance Proposal will take place unless both of these proposals are approved by our stockholders.

Q.

Does our Board of Directors recommend voting in favor of the Authorized Share Amendment Proposal, the Warrant Issuance Proposal and the Adjournment Proposal?

A.

Yes. Our Board of Directors has determined that it is in the best interests of the Company and our stockholders to approve the Authorized Share Amendment Proposal, the Warrant Issuance Proposal and the Adjournment Proposal. Accordingly, our Board of Directors unanimously recommends that you vote:

•

FOR the Authorized Share Amendment Proposal;

•

FOR the Warrant Issuance Proposal; and

•

FOR the Adjournment Proposal.

Q.

How can I attend the special meeting?

A.

You are entitled to attend the special meeting only if you were a Parlux stockholder as of the record date or you hold a valid proxy for the special meeting. You should be prepared to present photo identification for admittance. If your shares are held by a brokerage firm, bank, or a trustee, you should provide proof of beneficial ownership as of the record date, such as a bank or brokerage account statement or other similar evidence of ownership. Even if you plan to attend the special meeting, please cast your vote as soon as possible.

Q.

What are the voting rights of our stockholders?

A.

Each stockholder is entitled to one vote on each of the proposals presented at the special meeting for each share of common stock owned by that stockholder on the record date.

Q.

What constitutes a quorum?

A.

The holders of at least a majority of the outstanding shares of common stock entitled to vote, represented in person or by proxy, will constitute a quorum at the special meeting. The election inspectors appointed for the meeting will tabulate the votes in person or by proxy and will determine whether or not a quorum is present at the special meeting. Abstentions and broker non-votes will count as present for the purposes of establishing a quorum for each proposal.

2

Q.

What vote is required to approve the proposals?

A.

The approval of the Authorized Share Amendment Proposal will require the affirmative vote of the majority of the outstanding shares of common stock on the record date entitled to vote on the proposal.

The approval of the Warrant Issuance Proposal will require (i) the affirmative vote of the majority of shares of common stock present in person or represented by proxy at the special meeting and entitled to vote on the proposal and (ii) the affirmative vote of a majority of the total votes cast in person or by proxy at the special meeting on the proposal.

The Adjournment Proposal requires the affirmative vote of the majority of shares of common stock present in person or represented by proxy at the special meeting and entitled to vote on the proposal.

Q.

How do I vote?

A.

Registered Stockholders

If you are a registered stockholder (you hold your shares in your own name through our transfer agent), you may vote in person at the special meeting. We will give you a ballot when you arrive. If you do not wish to vote in person or if you will not be attending the special meeting, you may vote by proxy by indicating on the enclosed proxy card how you would like to vote and sign and return the proxy card in the accompanying pre-addressed postage paid envelope.

Beneficial Owners

If you are a beneficial owner of shares (your shares are held in the name of a brokerage firm, bank, or a trustee) and you wish to vote in person at the special meeting, you must obtain a valid proxy from the organization that holds your shares. If you do not wish to vote in person or you will not be attending the special meeting, you may vote by proxy by indicating on the enclosed proxy card how you would like to vote and sign and return the proxy card in the accompanying pre-addressed postage paid envelope. Please also refer to the telephone or internet instructions you receive from your brokerage firm, bank, or trustee on how to vote your shares.

Q.

Can I change my vote after I have voted?

A.

Each stockholder giving a proxy has the power to revoke it at any time before the shares it represents are voted. Revocation of a proxy is effective upon receipt by our Secretary of either (i) an instrument revoking the proxy or (ii) a duly executed proxy bearing a later date. Additionally, a stockholder may change or revoke a previously executed proxy by voting in person at the special meeting. However, your attendance at the special meeting will not automatically revoke your proxy unless you vote again at the meeting or specifically request in writing that your prior proxy be revoked.

Q.

How will the persons named as proxies vote?

A.

If you complete and submit a proxy, the persons named as proxies will follow your instructions. If you submit a proxy but do not provide instructions or if your instructions are unclear, the persons named as proxies will vote your shares as follows: FOR the Authorized Share Amendment Proposal, FOR the Warrant Issuance Proposal, and FOR the Adjournment Proposal.

Q.

What is a broker non-vote?

A.

A broker non-vote occurs on an item when a broker identified as the record holder of shares is not permitted to vote on that item without instruction from the beneficial owner of the shares and no instruction has been received. The Authorized Share Amendment Proposal and the Warrant Issuance Proposal are not “routine” matters and therefore, if a stockholder does not instruct his or her record holder as to how such stockholder’s common stock should be voted with respect to this item, a broker non-vote will occur.

Q.

What is the effect of a broker non-vote?

A.

Broker non−votes will have the effect of a vote AGAINST the Authorized Share Amendment Proposal and the Warrant Issuance Proposal.

3

Q.

What is the effect of an abstention?

A.

An abstention will have the effect of a vote AGAINST the Authorized Share Amendment Proposal, the Warrant Issuance Proposal and the Adjournment Proposal.

Q.

Who will pay the cost of soliciting proxies?

A.

We will pay the entire cost of soliciting proxies, which also includes the preparation, printing and mailing of the proxy statement. Georgeson Shareholder Communications Corporation, New York, New York, has been retained to assist in the distribution of proxies at an estimated fee of $[ ], plus expenses. In addition to soliciting proxies by mail, certain of our directors, officers and regular employees may also solicit proxies personally, by telephone or telefax. We will request brokers and nominees to obtain voting instructions of beneficial owners of stock registered in their names and will reimburse them for any expenses incurred in connection therewith.

Q.

Will representatives of our independent auditors be present at the special meeting?

A.

Yes. Representatives of MarcumRachlin, a division of Marcum LLP (formerly known as Rachlin LLP), will be present at the special meeting and will be given the opportunity to make a statement if they so desire. They will also be available to respond to appropriate questions.

Q.

What should I do now?

A.

You should read this proxy statement carefully. In order for your shares to be represented at the special meeting:

•

you can attend the special meeting in person and vote at the meeting; or

•

you can indicate on the enclosed proxy card how you would like to vote and sign and return the proxy card in the accompanying pre-addressed postage paid envelope.

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PROPOSAL NO. 1
AUTHORIZED SHARE AMENDMENT PROPOSAL

Our Board of Directors has unanimously approved, and is hereby soliciting stockholder approval of, an amendment to our certificate of incorporation to increase the number of shares of our common stock that we are authorized to issue from 30,000,000 shares to 40,000,000 shares, referred to herein as the Authorized Share Amendment Proposal. This amendment to our certificate of incorporation would take effect on the date we file the amendment with the Secretary of State of the State of Delaware. We expect to file the amendment with the Secretary of State of the State of Delaware promptly following approval by our stockholders of the Authorized Share Amendment Proposal and the Warrant Issuance Proposal. Annex A to this proxy statement contains the complete text of the proposed amendment to our certificate of incorporation, which you are urged to read in its entirety.

The amendment to our certificate of incorporation would amend the first sentence of Article FOURTH of our certificate of incorporation to read as follows:

“The total number of shares of capital stock that the Corporation is authorized to issue is 45,000,000 shares, consisting of:

(1) 40,000,000 shares of common stock, par value $.01 per share; and

(2) 5,000,000 shares of preferred stock, par value $.01 per share.”

Reasons for the Amendment

We will need to amend our certificate of incorporation to increase the number of shares of common stock that we are authorized to issue from 30,000,000 to 40,000,000 shares to have a sufficient number of shares reserved for warrants for an aggregate of up to 8,000,000 shares of common stock to be issued as described in Proposal No. 2 – The Warrant Issuance Proposal.

Our certificate of incorporation currently authorizes us to issue a total of 30,000,000 shares of common stock and we have approximately 20,324,812 shares of common stock issued and outstanding and approximately 6,484,500 shares of common stock reserved for potential future issuance. The shares of common stock reserved for potential future issuance include 4,000,000 shares of common stock underlying the warrants issued in connection with the sublicense agreements for the worldwide fragrance licenses for entertainers Rihanna and Kanye West, as further described in Proposal No. 2 – The Warrant Issuance Proposal. If stockholder approval of the Authorized Share Amendment Proposal and Warrant Issuance Proposal is obtained, we will issue additional warrants for an aggregate of up to 8,000,000 shares of common stock in connection with sublicense agreements entered into for worldwide fragrance licenses for Rihanna and Kanye West, and expected to be entered into for Shawn “Jay-Z” Carter and for a well-established female artist, as further discussed in Proposal No. 2 – The Warrant Issuance Proposal.

Our certificate of incorporation currently authorizes us to issue a total of 5,000,000 shares of preferred stock. No shares of preferred stock have been issued or are outstanding. No change is proposed with respect to the existing authorization of preferred stock, and no preferred stock is proposed to be issued.

Vote Required

The affirmative vote of the majority of the outstanding shares of common stock on the record date entitled to vote on the Authorized Share Amendment Proposal will be required to approve the Authorized Share Amendment Proposal.

Board Recommendation

Our Board of Directors has unanimously approved the Authorized Share Amendment Proposal and unanimously recommends to stockholders that they vote FOR approval of the Authorized Share Amendment Proposal.

5

PROPOSAL NO. 2
WARRANT ISSUANCE PROPOSAL

Our Board of Directors has unanimously approved, and is hereby soliciting stockholder approval of, the issuance of warrants to purchase an aggregate of up to 8,000,000 shares of common stock, referred to herein as the Warrant Issuance Proposal.

Background

On April 3, 2009, we entered into an agreement with Artistic Brands Development, LLC, formerly known as Iconic Fragrances, LLC, referred to herein as Artistic Brands, a licensing company in which entertainment mogul and icon Shawn “Jay-Z” Carter is a principal and in which fragrance industry executive Rene Garcia is a principal and manager. Our agreement with Artistic Brands relates to the sublicensing of certain worldwide fragrance licenses to us. Pursuant to our agreement with Artistic Brands, on April 7, 2009 we entered into sublicense agreements with Artistic Brands for the exclusive rights to worldwide fragrance licenses for multiple Grammy® award winning and multi-platinum selling international entertainers Rihanna and Kanye West.1 Pursuant to our agreement with Artistic Brands, if stockholder approval of this Warrant Issuance Proposal and the Authorized Share Amendment Proposal is obtained, we expect to enter into a sublicense agreement for a worldwide fragrance license for Shawn “Jay-Z” Carter. Finally, Artistic Brands is actively pursuing a worldwide fragrance license with a well-established female artist, referred to herein as the fourth artist. Pursuant to our agreement with Artistic Brands, we will enter into a sublicense agreement with Artistic Brands for the fourth artist to the extent the terms and conditions of the license entered into with that artist are generally consistent with and no less favorable to us than the terms and conditions of a term sheet for the fourth artist previously presented to us by Artistic Brands.

Pursuant to our sublicenses with Artistic Brands, we will create, develop, market and distribute fragrances and related products under the trademarks and names of the celebrity licensors. Pursuant to our agreement with Artistic Brands, we will pay Artistic Brands and the licensors and their designated affiliates, on an annual basis so long as each sublicense agreement remains in effect, a percentage of the cumulative net profits, as defined in the agreement, earned by us on sales of products developed and sold under each sublicense. Also, we will assume Artistic Brands’ obligation to make royalty payments to the licensors, including any initial guaranteed minimum royalty advance payable to any licensor.

In connection with the sublicense agreements, we are obligated to issue to Artistic Brands, the licensors, the celebrities, and their respective designated affiliates, certain warrants to purchase shares of our common stock, $0.01 par value, at an exercise price of $5.00 per share, referred to herein as the Warrants. We have issued Warrants to purchase a total of 4,000,000 shares, consisting of Warrants for 2,000,000 shares in connection with the sublicense agreement for Rihanna, and Warrants for 2,000,000 shares in connection with the sublicense agreement for Kanye West. No stockholder approval is required or being requested with regard to the initial Warrants for 4,000,000 shares. If stockholder approval of the Authorized Share Amendment Proposal and the Warrant Issuance Proposal is obtained at the special meeting, we will issue additional Warrants to purchase a total of up to 8,000,000 shares of common stock as follows:

•

We will immediately issue additional Warrants to purchase 1,000,000 shares in connection with the existing sublicense agreement for Rihanna;

•

We will immediately issue additional Warrants to purchase 1,000,000 shares in connection with the existing sublicense agreement for Kanye West;

•

We will issue, when the anticipated sublicense agreement for Shawn "Jay Z" Carter is entered into, additional Warrants to purchase 3,000,000 shares in connection with such sublicense agreement; and

•

We will issue, if and when the anticipated sublicense agreement for the fourth artist is entered into, additional Warrants to purchase 3,000,000 shares in connection with such sublicense agreement.

Accordingly, if all of the sublicenses are entered into, and stockholder approval is obtained at the special meeting for the Warrant Issuance Proposal and the Authorized Share Amendment Proposal, then Warrants to purchase a total of 12,000,000 shares will be outstanding in connection with the four sublicenses (3,000,000 shares per sublicense). The issuance of Warrants to purchase 12,000,000 shares will not have an immediate effect on the rights of existing stockholders. However,

———————

1

Grammy is a trademark of the National Academy of Recording Arts & Sciences, Inc.

6

our stockholders could experience a reduction in their ownership interest in Parlux with respect to earnings per share, voting, liquidation value, and book and market value if any of the Warrants are exercised.

The amount of the shares underlying the Warrants and exercise price of $5.00 per share were determined through arms' length negotiations between Artistic Brands and us. Our Board of Directors determined that the exercise price of $5.00 per share was reasonable and adequate as it approximates our book value of approximately $5.38 per share as of June 30, 2009 and reflected a substantial premium of over five times the market value of our common stock of $0.86 per share as of the date our agreement with Artistic Brands was entered into. If all the Warrants are issued and are exercised, we would receive $60,000,000 in cash. However, as exercisability of the Warrants vests over a four year period, and, at present, the exercise price of the Warrants exceeds the market value of our common stock, we do not anticipate receiving any proceeds from the exercise of any Warrants in the short term. In addition, we do not have any specific contemplated use for any such proceeds at present, other than general working capital.

If stockholder approval of the Warrant Issuance Proposal and the Authorized Share Amendment Proposal is not received , then Artistic Brands has the unilateral option under its agreement with us of either proceeding with the sublicenses for Shawn "Jay Z" Carter and for the fourth artist without Warrants or not entering those two sublicenses with us. If stockholder approval of the Warrant Issuance Proposal and the Authorized Share Amendment Proposal is not received , we believe that Artistic Brands or the licensors will not enter into those two sublicenses with us. Stockholders should assume that the sublicenses for Shawn "Jay-Z" Carter and the fourth artist will not proceed without stockholder approval of the Warrant Issuance Proposal and the Authorized Share Amendment Proposal. Our sublicenses for Rihanna and Kanye West will not be terminated or affected by the stockholder vote at the special meeting, however, if the Warrant Issuance Proposal and the Authorized Share Amendment Proposal are approved , then additional Warrants will be issued with respect to the Rihanna and Kanye West sublicenses as discussed above.

A copy of the agreement with Artistic Brands is filed as Exhibit 10.1 to our Form 10-Q for the quarter ended June 30, 2009, filed with the SEC on August 7, 2009. A copy of the sublicense agreements for Rihanna and Kanye West are filed as Exhibit 10.2 and Exhibit 10.3, respectively, to our Form 10-Q for the quarter ended June 30, 2009, filed with the SEC on August 7, 2009.

In addition, on April 3, 2009, we entered into a letter agreement with Artistic Brands and Rene Garcia, a principal of Artistic Brands, individually, relating to the initial Warrants for 4,000,000 shares allocable to Rihanna and Kanye West. The letter agreement allows for the acceleration of vesting and immediate exercise of the initial Warrants for 4,000,000 shares allocable to Rihanna and Kanye West in the event a Fundamental Transaction, as defined below, is consummated prior to April 3, 2012, or if definitive agreements for such Fundamental Transaction are entered into by April 3, 2012, and such Fundamental Transaction is consummated within ninety (90) days. A copy of the letter agreement is filed as Exhibit 10.4 to our Quarterly Report on Form 10-Q for the quarter ended June 30, 2009, filed with the SEC on August 7, 2009.

The letter agreement also provides that Artistic Brands will be entitled to receive an additional payment, as described below, to the extent the holders exercise the initial Warrants for 4,000,000 shares allocable to Rihanna and Kanye West by either (i) paying us $5.00 per share or (ii) solely for purposes of the letter agreement, by effectuating a cashless exercise of the initial Warrants, in either case, in order to sell or exchange the shares underlying the initial Warrants in a Fundamental Transaction that occurs prior to April 3, 2012. However, Artistic Brands will only be entitled to an additional payment with respect those initial Warrants that the holders have not sold into the market or otherwise disposed of in a bona fide third party transaction. The additional payment to be paid by us or our successor to Artistic Brands is an amount equal to the following (not to exceed the sum of $40,000,000):

•

if the price per share being paid to our stockholders in the Fundamental Transaction (such price per share is referred to herein as the "Transaction Price") is more than $5.00 per share of common stock and less than $15.00 per share of common stock, then the additional payment shall be equal to the product of (i) the difference of $15.00 minus the Transaction Price, multiplied by (ii) the sum of (x) the number of shares underlying the initial Warrants being purchased from all of the holders (including Artistic Brands) at the Transaction Price in the Fundamental Transaction plus (y) if applicable, the number of shares of common stock used to effectuate a cashless exercise in connection with a Fundamental Transaction;

•

if the Transaction Price is equal to or less than $5.00 per share of common stock, then the additional payment shall be equal to the product of (i) $10.00 multiplied by (ii) the number of initial Warrants which are tendered back to us for cancellation and termination (i.e., which do not participate in the Fundamental Transaction); or

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•

if the Transaction Price is equal to or greater than $15.00 per share, then the additional payment shall be zero (that is, no payment will be made to Artistic Brands).

An example of a cash exercise and cashless exercise based on a Fundamental Transaction effected at a $10.00 per share is below.

Example of Cash Exercise	Example of Cashless Exercise
• Initial Warrants are partially exercised; holder sells 1,000,000 shares into market; holder retains Warrants for 3,000,000 shares.	• Initial Warrants are partially exercised; holder sells 1,000,000 shares into market; holder retains Warrants for 3,000,000 shares.
• Fundamental Transaction is effected at $10 per share.	• Fundamental Transaction is effected at $10 per share.
• Holder exercises 3,000,000 Warrants; we receive $15,000,000 upon exercise.

•

Holder exercises balance of Initial Warrants (based on $10 per share market price, and uses 1,500,000 shares to finance exercise price, which shares are the ‘Cashless Exercise Shares’); after cashless exercise, holder retains 1,500,000 shares.

• Holder tenders 3,000,000 shares in Fundamental Transaction; holder receives $30,000,000 from buyer.	• Holder tenders 1,500,000 shares in Fundamental Transaction; holder receives $15,000,000 from buyer.
• Artistic Brands receives from us or our successor ($15-$10) x (3,000,000 shares tendered in Fundamental Transaction) = $15,000,000.	• Artistic Brands receives from us or our successor ($15-$10) x (1,500,000 shares tendered in Fundamental Transaction plus 1,500,000 Cashless Exercise Shares) = $15,000,000.

The letter agreement also provides that Artistic Brands may receive an additional payment in connection with a Fundamental Transaction that occurs prior to April 3, 2012 in which the initial Warrants are not required to be exercised and the initial Warrants are tendered back to us for cancellation and termination. Such additional payment will be calculated as the product of (x) $10.00 and (y) the number of initial Warrants which are tendered for cancellation and termination. However, Artistic Brands will only be entitled to an additional payment with respect those initial Warrants that the holders have not sold into the market or otherwise disposed of in a bona fide third party transaction.

The additional payment to Artistic Brands under the letter agreement is to be made in cash, unless a Fundamental Transaction occurs with a public company with a market capitalization in excess of $500 million at the time of the consummation of the Fundamental Transaction in which such public company is issuing either shares of its capital stock or a combination of its shares of capital stock and cash to effect the Fundamental Transaction, then at the election of such public company the additional payment to Artistic Brands may be made in capital stock or a combination of capital stock and cash.

For purposes of the letter agreement, the term "Fundamental Transaction" means: (i) any public or private cash (in whole or in part) tender offer, merger, consolidation, going private or going dark transaction or other business combination of the Company with or into another person (unless the Company is the surviving corporation and the holders of our outstanding common stock immediately prior to such transaction own more than 50% of such common stock immediately following such transaction) which results in a change of control of the Company (meaning one person or a group of persons has acquired beneficial ownership of 50% or more of our outstanding common stock); (ii) one or more purchases by a third party, other than Rene Garcia or Shawn “Jay-Z” Carter, or any entity or trust controlled by Mr. Garcia or Mr. Carter or members of their immediate families, of 50% or more of our outstanding common stock as a result of direct issuance(s) by us of our capital stock and/or any derivative securities convertible into capital stock (which, for these purposes, would include any capital or preferred stock providing such third parties with 50% or more of our voting power); but shall not include the mere accumulation by a third party, other than Rene Garcia or Shawn “Jay-Z” Carter, or any entity or trust controlled by Mr. Garcia or Mr. Carter or members of their immediate families, of 50% or more of our outstanding common stock through open market transactions or other privately arranged transactions with other third parties; provided, further, however, that any combination of such direct issuances and market accumulations by such third party shall constitute a Fundamental Transaction; and/or (iii) we effect any sale, assignment, transfer, conveyance or other disposition of all or substantially all of

8

our assets in one or a series of related transactions, and distribute or dividend all or substantially all of the proceeds received to our stockholders in a liquidating distribution or otherwise, provided, however, that the granting of a lien on all or substantially all of our assets as collateral shall not be deemed a Fundamental Transaction.

Mr. Garcia owns approximately 6.7% of the outstanding stock of Perfumania Holdings, Inc. as of December 31, 2008. Perfumania, Inc., one of our largest customers, is a wholly-owned subsidiary of Perfumania Holdings, Inc.

The letter agreement will not have an immediate effect on the rights of existing stockholders. However, if a Fundamental Transaction occurs prior to April 3, 2012, then an additional payment, as discussed above, could be paid to Artistic Brands in cash, which could decrease the amount of cash available to the Company after the Fundamental Transaction, or in stock, which could dilute the ownership of our other stockholders after the Fundamental Transaction. Also, the additional payment to Artistic Brands could reduce the consideration paid to our other shareholders in the event of a Fundamental Transaction.

Reasons for Seeking Stockholder Approval

Nasdaq Marketplace Rule 5635(d) limits the number of shares (or securities, such as warrants, that are convertible into shares) that can be issued without stockholder approval. We are required to obtain the approval of our stockholders in order to issue warrants exercisable into shares of common stock at a price less than the greater of book or market value which equal 20% or more of our common stock outstanding before the issuance. As of June 30, 2009, the book value of our common stock was approximately $5.38 per share, and as of April 3, 2009, which is the date our agreement with Artistic Brands was entered into, the market value of our common stock was $0.86 per share based on the closing price reported by Nasdaq. The Warrants will have an exercise price of $5.00 per share of common stock, which is less than the book value of our common stock. On November 12, 2009, the record date for the special meeting, we had 20,324,812 shares of common stock outstanding. The Warrants we propose to issue, subject to stockholder approval of the Warrant Issuance Proposal and the Authorized Share Amendment Proposal, will be exercisable into 8,000,000 shares of common stock, and that amount represents more than 20% of our common stock outstanding before the issuance of such warrants.

Description of the Warrants

The following description of the Warrants is qualified in its entirety by reference to the Warrant itself, the form of which is attached as Annex B to this proxy statement and incorporated by reference herein. We urge you to read Annex B in its entirety.

Warrants to purchase a total of 4,000,000 shares of our common stock have been issued. If the Warrant Issuance Proposal and the Authorized Share Amendment Proposal are approved by stockholders at the special meeting, then additional Warrants to purchase a total of 8,000,000 shares of our common stock may be issued. Accordingly, Warrants to purchase a total of 12,000,000 shares of our common stock would be outstanding. All of the Warrants will have the same terms.

Each Warrant entitles the holder to purchase, at an exercise price of $5.00, one share of our common stock. The Warrants will vest in four equal annual installments beginning on the first anniversary of the date of issuance and will expire on the eighth anniversary of the date of issuance, or the fifth anniversary of the date of issuance if we do not renew the applicable licenses as the sub-licensee for an additional three years. The Warrants will not be separately listed on the Nasdaq Stock Market, and no trading market for the Warrants is expected to be established.

The Warrants are generally exercisable by the holder, in whole or in part, by surrender to us of the Warrant, together with a completed exercise notice and payment by the holder of the aggregate exercise price in cash. Upon any exercise of the Warrant, we will forward to the holder a certificate representing the number of shares of common stock purchased upon such exercise. If less than all of the shares represented by the Warrant are purchased, we will also deliver to the holder a new Warrant representing the right to purchase the remaining shares.

The holder may not exercise the Warrants, and agrees that it will not purchase or otherwise acquire, and will not permit its respective affiliates to purchase or otherwise acquire, or agree or offer to purchase or otherwise acquire beneficial ownership of any of our common stock, to the extent and if after giving effect to such action the holder and/or its affiliates would beneficially own common stock representing more than 19.9% of our outstanding shares of common stock. The foregoing limitation will not prohibit Artistic Brands or any of its affiliates from engaging in a special transaction, as described below.

The number of shares purchasable upon exercise of a Warrant will generally be adjusted to prevent the dilution of the holder's beneficial interest in the common stock in the event:

•

we subdivide or combine our common stock;

9

•

we declare or pay a dividend in shares of common stock or make a distribution of shares of common stock to holders of our outstanding common stock;

•

we declare or pay a dividend in securities of the Company other than shares of common stock or make a distribution of securities of the Company other than shares of common stock; and

•

our common stock is changed into the same or different number of shares of any class or classes of stock, whether by recapitalization, reclassification or otherwise with certain exceptions.

Effective five (5) business days immediately prior to the record date of a special transaction, as defined below, all unvested amounts of Warrants will immediately vest and constitute vested Warrants and the holder will have the right to exercise the Warrants immediately on or after such date, and prior to the closing of the special transaction. As a condition of a special transaction, a lawful and adequate provision shall be made so that the holder of the Warrants will have the right to purchase and receive upon exercise of the Warrants, in lieu of the shares underlying the Warrants immediately issuable upon exercise, the same amount and kind of securities, cash or property as it would have been entitled to receive upon the occurrence of such special transaction if it had been, immediately prior to such special transaction, the holder of such shares then issuable upon exercise in full of the Warrants. As a result of this condition:

•

if the consideration paid in the special transaction is cash, then the amount of cash paid to the holders of the Warrants could decrease the amount of cash available to the Company after the special transaction;

•

if the consideration paid in the special transaction is securities, then the amount of securities paid to the holders of the Warrants could dilute the ownership of our other shareholders; and

•

if the consideration paid in the special transaction is property, then the amount of assets paid to the holders of the Warrants could decrease the amount of assets available to the Company after the special transaction.

Also, as a result of this condition, the amount of consideration paid to our other stockholders could be reduced in the event of a special transaction. A special transaction is a (a) a capital reorganization, share exchange or exchange offer, with certain exceptions as set forth in the Warrant, (b) a consolidation or merger of the Company with and into another entity, or (c) a sale or conveyance of all or substantially all of our assets.

In the event of a final termination event, as defined below, all unvested Warrants will not vest and instead will terminate upon the date of such termination. The holder will have no further right to exercise the Warrants with respect to the then unvested portion of the Warrants. A final termination event is (a) an event giving rise to our right to terminate the applicable license agreement or its sublicense of the license agreement due solely to breach by the licensor or sub-licensor thereunder; (b) expiration of any cure period under the applicable license agreement or sublicense to cure any such purported or alleged breach; (c) we terminate the applicable license agreement or sublicense; and (d) to the extent such termination is challenged by either legal proceedings or arbitration by any party, then the final non-appealable determination by a court of competent jurisdiction or by an arbitration tribunal that we had the sole right to terminate the license or sublicense, as the case may be.

Within 30 days of the approval by our stockholders of the Authorized Share Amendment Proposal and the Warrant Issuance Proposal or 150 days from the date of the warrant, whichever date is later, we will prepare and file with the Securities and Exchange Commission a registration statement on Form S-3 for an offering to be made on a continuous basis to permit a public offering and sale by the holder of all of the shares underlying the Warrants, unless such shares can be sold free of volume restrictions pursuant to Rule 144 promulgated under the Securities Act of 1933, as amended. We must keep such registration statement continuously effective until the earlier of (a) such time as all shares underlying the warrants have been sold and (b) the date on which all shares underlying the warrants may be sold without registration and without being subject to the volume limitations of Rule 144 of the Securities Act.

We will notify the holder of any registration statement under the Securities Act for purposes of a public offering of our securities, beginning on the date that is 30 days preceding the first vesting date of the Warrant, with certain exceptions, and provide the holder an opportunity to include in the registration statement all of the shares underlying the Warrants. We may limit the registration of such shares to an amount not more than 50% of the total amount of shares of common stock that we are registering under such offering.

A holder of a Warrant will not have any of the rights of a holder of common stock before the common stock is purchased upon exercise of the Warrant. Therefore, before a Warrant is exercised, the holder of the Warrant will not be entitled to receive any dividend payments or exercise any voting or other rights associated with the shares of common stock which may be purchased when the Warrant is exercised.

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The Warrant contains a transfer provision that generally restricts the holder from transferring the Warrants other than to the licensor or artists, or any affiliate or business associate of Artistic Brands, the licensor or artists.

Vote Required

The approval of the Warrant Issuance Proposal will require (i) the affirmative vote of the majority of shares of common stock present in person or represented by proxy at the special meeting and entitled to vote on the Warrant Issuance Proposal and (ii) the affirmative vote of a majority of the total votes cast in person or by proxy at the special meeting on the Warrant Issuance Proposal.

Board Recommendation

Our Board of Directors has unanimously approved the Warrant Issuance Proposal and unanimously recommends to stockholders that they vote FOR approval of the Warrant Issuance Proposal.

PROPOSAL NO. 3
ADJOURNMENT PROPOSAL

Our Board of Directors has unanimously approved, and is hereby soliciting stockholder approval of, a proposal to adjourn or postpone the special meeting to a later date or dates, if necessary, to permit further solicitation of proxies in the event there are not sufficient votes at the time of the special meeting to approve the Authorized Share Amendment Proposal and the Warrant Issuance Proposal, referred to herein as the Adjournment Proposal.

If the Adjournment Proposal is not approved by our stockholders, our Board of Directors may not be able to adjourn or postpone the special meeting to a later date in the event there are not sufficient votes at the time of the special meeting to approve the Authorized Share Amendment Proposal and the Warrant Issuance Proposal.

Vote Required

The affirmative vote of the majority of shares of common stock present in person or represented by proxy at the special meeting and entitled to vote on the Adjournment Proposal is required for approval of the Adjournment Proposal.

Board Recommendation

Our Board of Directors has unanimously approved the Adjournment Proposal and unanimously recommends to our stockholders that they vote FOR approval of the Adjournment Proposal.

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SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth as of the latest practicable date certain information with respect to the number of shares of common stock beneficially owned by (i) each of our directors, (ii) each of our executive officers, (iii) all of our current directors and executive officers as a group and (iv) based on information available to us and a review of statements filed with the Securities and Exchange Commission (“SEC”) pursuant to Section 13(d) and 13(g) of the Securities Act of 1934, as amended (the "Exchange Act"), each person or entity that beneficially owns (directly or together with affiliates) more than 5% of the common stock. We believe that each individual or entity named has sole investment and voting power with respect to shares of common stock indicated as beneficially owned by them, except as otherwise noted.

	Common Stock Beneficially Owned (1)	Percentage Ownership (1)
Directors and Executive Officers:
Neil J. Katz, Chairman and Chief Executive Officer (2)	106,000	*
Frank A. Buttacavoli, Chief Operating Officer (3)	870,000	4.21%
Raymond J. Balsys, Chief Financial Officer (4)	42,500	*
Anthony D'Agostino, Director (5)	50,000	*
Esther Egozi Choukroun, Director (6)	45,000	*
Glenn Gopman, Director (7)	140,000	*
Robert Mitzman, Director (8)	45,000	*

All Directors and Executive Officers as a Group (7 Persons) (9)	1,298,500	6.19%

Beneficial Owners of More Than 5% of our common stock, based on the most recent filings available to us:
Daniel W. Pike (10)	2,663,628	13.11%
Glenn H. Nussdorf (11)	2,050,013	10.10%
Dimensional Fund Advisors LP (12)	1,732,406	8.52%

———————

*

Under one percent (1%).

(1)

Calculated pursuant to Rule 13d-3 of the Exchange Act. Under Rule 13d-3(d), shares not outstanding which are subject to options, warrants, rights or conversion privileges exercisable within 60 days are deemed outstanding for the purpose of calculating the number and percentage owned by such person, but not deemed outstanding for the purpose of calculating the percentage owned by each other person listed. As of May 27, 2009, we had 20,324,812 shares of common stock outstanding.

(2)

Includes immediately exercisable options to purchase 90,000 shares of common stock under his employment agreement dated July 26, 2007. The address of Mr. Katz is 5900 N. Andrews Avenue, Suite 500, Fort Lauderdale, Florida 33309.

(3)

Includes (a) immediately exercisable warrants to purchase 120,000 shares of common stock under his employment agreement, dated as of November 1, 1999, and (b) immediately exercisable warrants to purchase 200,000 shares of common stock granted on June 8, 2001. The address of Mr. Buttacavoli is 5900 N. Andrews Avenue, Suite 500, Fort Lauderdale, Florida 33309.

(4)

Includes immediately exercisable options to purchase 30,000 shares of common stock under his employment agreement dated July 26, 2007. The address of Mr. Balsys is 5900 N. Andrews Avenue, Suite 500, Fort Lauderdale, Florida 33309.

(5)

Includes immediately exercisable options to purchase 45,000 shares of common stock. The address of Mr. D'Agostino is 5900 N. Andrews Avenue, Suite 500, Fort Lauderdale, Florida 33309.

(6)

Includes immediately exercisable options to purchase 30,000 shares of common stock. The address of Ms. Egozi Choukroun is 5900 N. Andrews Avenue, Suite 500, Fort Lauderdale, Florida 33309.

(7)

Includes immediately exercisable options and warrants to purchase 79,000 shares of common stock. The address of Mr. Gopman is 5900 N. Andrews Avenue, Suite 500, Fort Lauderdale, Florida 33309.

(8)

Includes immediately exercisable options to purchase 45,000 shares of common stock. The address of Mr. Mitzman is 5900 N. Andrews Avenue, Suite 500, Fort Lauderdale, Florida 33309.

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(9)

Includes our current executive officers and directors. Includes immediately exercisable options and warrants to purchase a total of 639,000 shares of common stock.

(10)

Based on a Schedule 13G/A filed with the SEC on March 9, 2009, the aggregate amount of our common stock beneficially owned by this reporting person includes: (a) 515,034 shares held by Pike Capital Partners, LP, (b) 2,043,594 shares held by Pike Capital Partners (QP), LP and (c) 105,000 shares held by Daniel W. Pike. Pike Capital Management LLC is the general partner of Pike Capital Partners, LP and Pike Capital Partners (QP), LP. Mr. Pike, as manager of Pike Capital Management LLC, has the power to dispose of and vote the shares owned by Pike Capital Partners, LP and Pike Capital Partners (QP), LP. The address of this reporting person is 275 Madison Avenue, Suite 418, New York, New York 10016.

(11)

Based on a Form 4 filed with the SEC on December 12, 2007. The address of this reporting person is 2060 Ninth Avenue, Ronkonkona, NY 11719.

(12)

Based on a Schedule 13G/A filed with the SEC on February 2, 2009. The address of this reporting person is 1299 Ocean Avenue, 11th Floor, Santa Monica, CA 90401.

PROPOSALS OF STOCKHOLDERS FOR 2010 ANNUAL MEETING

Stockholders who intend to present a proposal for action at our 2010 Annual Meeting of Stockholders, must notify our management of such intention by notice received at our principal executive offices no later than May 7, 2010 for such proposal to be included in our proxy statement and form of proxy relating to such meeting. Proposals received after May 7, 2010 shall be considered untimely.

HOUSEHOLDING

Regulations regarding the delivery of copies of proxy materials to stockholders permit us, banks, brokerage firms and other nominees to send one proxy statement to multiple stockholders who share the same address under certain circumstances. This practice is known as “householding.” Stockholders who hold their shares through a bank, broker or other nominee may have consented to reducing the number of copies of materials delivered to their address. In the event that a stockholder wishes to revoke a “householding” consent previously provided to a bank, broker or other nominee, the stockholder must contact the bank, broker or other nominee, as applicable, to revoke such consent. If a stockholder wishes to receive a separate proxy statement, we will promptly deliver a separate copy to such stockholder that contacts us by mail at Parlux Fragrances, Inc., Attn: Secretary of the Company, 5900 N. Andrews Avenue, Suite 500, Fort Lauderdale, Florida 33309 or by telephone at (954) 316-9008. Any stockholders of record sharing an address who now receive multiple copies of our annual reports and proxy statements and who wish to receive only one copy of these materials per household in the future should also contact Investor Relations by mail or telephone as instructed above. Any stockholders sharing an address whose shares of common stock are held by a bank, broker or other nominee who now receive multiple copies of our annual reports and proxy statements, and who wish to receive only one copy of these materials per household, should contact the bank, broker or other nominee to request that only one set of these materials be delivered in the future.

WHERE YOU CAN FIND ADDITIONAL INFORMATION

We file annual, quarterly and current reports, proxy statements and other information with the SEC. You can read and copy any materials we file with the SEC at its Public Reference Room at 100 F Street, N.E. Room 1024, Washington, D.C. 20549. You can obtain information about the operations of the SEC Public Reference Room by calling the SEC at 1-800-SEC-0330. The SEC also maintains a Website that contains information we file electronically with the SEC, which you can access over the Internet at http://www.sec.gov.

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INCORPORATION OF DOCUMENTS BY REFERENCE

The SEC allows us to "incorporate by reference" the information we file with it, which means that we can disclose important information to you by referring you to those documents. The information we incorporate by reference is an important part of this proxy statement, and later information that we file with the SEC will automatically update and supersede some of this information. The documents we incorporate by reference are:

1)

Our Annual Report on Form 10-K for the year ended March 31, 2009, filed with the SEC on May 22, 2009;

2)

Our Quarterly Report on Form 10-Q for the quarter ended June 30, 2009, filed with the SEC on August 7, 2009;

3)

Our Current Reports on Form 8-K, filed with the SEC on April 8, 2009, June 4, 2009, June 11, 2009, August 10, 2009, September 2, 2009, October 29, 2009 and October 30, 2009; and

4)

The description of our common stock contained in our Registration Statement on Form 8-A, filed with the SEC on March 13, 1987.

Our Commission File Number for filings made under the Exchange Act is 000-15491. All reports and other documents that we file with the SEC under Sections 13(a), 13(c), 14 or 15(d) of the Exchange Act after the date of this proxy statement but before the date of the special meeting will also be considered to be incorporated by reference into this proxy statement from the date of the filing of these reports and documents, and will supersede the information herein; provided, however, that all reports that we "furnish" to the SEC will not be considered incorporated by reference into this proxy statement. We undertake to provide without charge to each person who receives a copy of this proxy statement, upon written or oral request, a copy of all of the preceding documents that are incorporated by reference (other than exhibits, unless the exhibits are specifically incorporated by reference into these documents). You may request a copy of these materials, at no cost, in writing or by telephone at the following address or telephone:

Parlux Fragrances, Inc.

5900 North Andrews Avenue, Suite 500

Fort Lauderdale, Florida 33309

Attention: Secretary

(954) 316-9008

OTHER MATTERS

Our Board of Directors knows of no matters that are expected to be presented for consideration at the special meeting which are not described herein. However, if other matters properly come before the meeting, it is intended that the persons named in the accompanying proxy will vote as recommended by our Board of Directors or, if no recommendation is given, in their own discretion.

By Order of the Board of Directors,

Neil J. Katz
Chairman and Chief Executive Officer

Dated: November __, 2009

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ANNEX A

CERTIFICATE OF AMENDMENT

OF THE CERTIFICATE OF INCORPORATION

OF

PARLUX FRAGRANCES, INC.

UNDER SECTION 242 OF THE GENERAL CORPORATION LAW

*********

I, THE UNDERSIGNED, Neil J. Katz, being the Chairman and Chief Executive Officer of Parlux Fragrances, Inc. (the “Corporation”), hereby certify:

1.

The name of the Corporation is Parlux Fragrances, Inc.

2.

The certificate of incorporation of the Corporation is amended so that the text of the first sentence of Article FOURTH is deleted in its entirety and is replaced with the following:

Article FOURTH. The total number of shares of capital stock that the Corporation is authorized to issue is 45,000,000 shares, consisting of:

(1) 40,000,000 shares of common stock, par value $.01 per share; and

(2) 5,000,000 shares of preferred stock, par value $.01 per share.

3.

This amendment was authorized by the unanimous written consent of the board of directors, followed by a vote in favor of the amendment by a majority of the outstanding stock entitled to vote thereon and a majority of the outstanding stock of each class entitled to vote thereon as a class, in accordance with §242 of the General Corporation Law.

IN WITNESS WHEREOF, the undersigned has executed this certificate as of the _____ day of ________, 2009, and hereby affirms under penalty of perjury that this certificate is the act and deed of the Corporation and that the facts contained herein are true.

Neil J. Katz
Chairman and Chief Executive Officer

A-1

ANNEX B

WARRANT CERTIFICATE NO. ___

THE SECURITIES EVIDENCED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT") OR UNDER ANY APPLICABLE STATE SECURITIES LAW AND MAY NOT BE TRANSFERRED, SOLD OR OTHERWISE DISPOSED OF IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OR AN OPINION OF COUNSEL REASONABLY SATISFACTORY TO THE COMPANY THAT SUCH REGISTRATION STATEMENT IS NOT REQUIRED UNDER THE SECURITIES ACT AND THE RULES AND REGULATIONS PROMULGATED THEREUNDER OR UNDER APPLICABLE STATE SECURITIES LAWS.

WARRANT CERTIFICATE

To Purchase __________ Shares of Common Stock of:

PARLUX FRAGRANCES, INC.

___________, 2009

THIS IS TO CERTIFY THAT, for value received, ______________________________ and any Permitted Transferee pursuant to Section 9.1(a) below (the "Holder") is entitled to purchase from Parlux Fragrances, Inc., a Delaware corporation (the "Company"), ________ shares of the Company's common stock, par value $0.01 per share (the "Common Stock"), on the terms and conditions hereinafter set forth. Capitalized terms not otherwise defined in the text hereof shall have the respective meanings ascribed to them in Section 8.

1.

Grant of Warrants

1.1

Grant and Vesting. In consideration of Iconic granting through a sub-license to the Company of all of Iconic's licensing rights pursuant to the License Agreement (as defined in Section 8 below), and in furtherance of that certain agreement between Iconic and the Company dated April 3, 2009, (the “Transaction Agreement”), the Company hereby grants to the Holder warrants to purchase an aggregate of up to __________ shares of Common Stock (the "Warrants"), as adjusted and increased as provided herein, at a purchase price equal to $5.00 per share of Common Stock (the "Exercise Price"). The shares of Common Stock, or other securities for which the Warrants may be exercised as a result of transactions contemplated by Article II, are referred to as the "Warrant Shares."

(a)

Vesting. Subject to the terms and conditions of this Warrant Certificate, the Warrants shall vest upon the anniversary date (each an “Anniversary”) of the issuance of this Warrant Certificate (each a "Vesting Date") for the four years following such issuance and as described in the following schedule:

Vesting Date	Incremental Vesting	Total Vested

[first Anniversary]	25%	25%

[second Anniversary]	25%	50%

[third Anniversary]	25%	75%

[fourth Anniversary]	25%	100%

1.2

Exercise Period. Subject to the terms and conditions of this Warrant Certificate hereof, the applicable amount of the Warrants shall be exercisable commencing on each Vesting Date and once vested shall continue to be exercisable until 5:00 p.m., Eastern Time, on the eighth Anniversary; provided however that in the event the License Agreement is not renewed by Parlux as the sub-licensee for the Renewal Term (as defined in the License Agreement), then the Warrants shall only be exercisable until 5:00 p.m., Eastern Time on the fifth Anniversary; provided, further, however that effective five (5)

business days immediately prior to the record date of a Special Transaction (as defined herein) all unvested amounts of the Warrants shall immediately vest and constitute vested Warrants and the Holder accordingly shall have the right to exercise immediately on or after such date, and prior to the closing of the Special Transaction (in each case, as applicable, the "Exercise Period”). The Company covenants and agrees that it will disclose in its quarterly or other periodic reports with the Securities and Exchange Commission the renewal or termination of the License Agreement.

1.3

Shares To Be Issued; Reservation of Shares; Increase in Warrants. The Company covenants and agrees that (a) all of the securities issuable upon the exercise of the Warrants in accordance with the terms hereof will, upon issuance in accordance with the terms hereof and payment of the Exercise Price therefor, be duly authorized, validly issued and outstanding, fully paid and non-assessable shares of Common Stock and (b) the Company will cause during the Exercise Period there to be authorized and reserved a sufficient number of shares of Common Stock to provide for the exercise of the Warrants in full.

1.4

Adjustment to Vesting. In the event, but only in the event, of the occurrence of a Final Termination Event (as hereinafter defined), then all unvested Warrants granted hereunder shall not vest and instead shall terminate upon the date of such termination, and the Holder shall have no further right to exercise the Warrants with respect to the then unvested portion of the Warrant Shares; provided, however, that the Holder shall nevertheless retain all rights hereunder to all vested Warrant Shares.

2.

Adjustments to Warrants; Corporate Anti-Dilution Provisions

2.1

Stock Splits and Combinations. If the Company shall combine all of its outstanding shares of Common Stock into a smaller number of shares, the number of Warrant Shares purchaseable under the Warrants shall be proportionately decreased, as of the effective date of such combination, so that the Holder of the Warrants, if exercised on or after that date, shall be entitled to receive the number and kind of Warrant Shares which the Holder of the Warrants would have owned and been entitled to receive as a result of the combination had the Warrants been exercised immediately prior to that date. If the Company shall subdivide all of its outstanding shares of Common Stock, the number of Warrant Shares purchasable under the Warrants shall be proportionally increased as of the effective date of such subdivision so that the Holder of the Warrants, if exercised on or after that date, shall be entitled to receive the number and kind of Warrant Shares which the Holder of the Warrants would have owned and been entitled to receive as a result of the subdivision had the Warrants been exercised immediately prior to that date.

2.2

Stock Dividends and Distributions. If the Company shall fix a record date for the holders of its Common Stock entitled to receive a dividend or other distribution payable in additional shares of Common Stock, then the number of Warrant Shares purchaseable under the Warrants shall be proportionately increased as of the time of such issuance, or in the event such record date is fixed, as of the close of business on such record date so that the Holder of the Warrants, if exercised after that date, shall be entitled to receive the number and kind of Warrant Shares and additional shares of Common Stock of the Company which the Holder of the Warrants would have owned and been entitled to receive as a result of the dividend or distribution had the Warrants been exercised immediately prior to that date.

2.3

Other Dividends and Distributions. If the Company shall fix a record date for the holders of Common Stock entitled to receive a dividend or other distribution payable in securities of the Company other than shares of Common Stock, then lawful and adequate provision shall be made so that the Holder of the Warrants shall be entitled to receive upon exercise of the Warrants, in addition to the number of Warrant Shares immediately theretofore issuable upon exercise of the Warrants, the kind and number of securities of the Company which the Holder would have owned and been entitled to receive had the Warrants been exercised immediately prior to that date.

2.4

Reclassification, Exchange and Substitution. If the Common Stock is changed into the same or a different number of shares of any class or classes of stock, whether by recapitalization, reclassification or otherwise (other than by a subdivision or combination of shares or stock dividend or a reorganization, merger, consolidation or sale of assets provided for elsewhere in this Article II), then the Holder of the Warrants shall be entitled to receive upon exercise of the Warrants, in lieu of the Warrant Shares immediately theretofore issuable upon exercise of the Warrants, the kind and amount of stock and other securities and property receivable upon such recapitalization, reclassification or other change, by the holders of the number of shares of Common Stock for which the Warrants could have been exercised immediately prior to such recapitalization, reclassification or other change.

2.5

Reorganizations, Mergers, Consolidations or Sales of Assets. If any of the following transactions (each, a "Special Transaction") shall become effective: (a) a capital reorganization, share exchange or exchange offer (other than a recapitalization, subdivision, combination, reclassification or exchange of shares provided for elsewhere in this Article II), (b) a consolidation or merger of the Company with and into another entity, or (c) a sale or conveyance of all or substantially all of the Company's assets; then as a condition of any Special Transaction, lawful and adequate provision shall be made so that the Holder of the Warrants shall thereafter have the right to purchase and receive upon exercise of the Warrants, in lieu of the Warrant Shares immediately theretofore issuable upon exercise of the Warrants, the same amount and kind of securities, cash or property as it would have been entitled to receive upon the occurrence of such Special Transaction if it had been, immediately prior to such Special Transaction, the holder of the number of Warrant Shares then issuable upon exercise in full of this Warrant (the "Alternate Consideration"). The aggregate Exercise Price for this Warrant will not be affected by any Special Transaction. At the Holder's request, any successor to the Company or surviving entity in such Special Transaction shall issue to the Holder a new warrant consistent with the foregoing provisions and evidencing the Holder's right to purchase the Alternate Consideration for the aggregate Exercise Price upon exercise thereof. The terms of any agreement pursuant to which a Special Transaction is effected shall include terms requiring any such successor or surviving entity to comply with the provisions of this Section 2.5 and insuring that the Warrant (or any such replacement security) will be similarly adjusted upon any subsequent transaction analogous to a Special Transaction.

2.6

Liquidation. If the Company shall, at any time prior to the end of the Exercise Period, dissolve, liquidate or wind up its affairs, the Holder shall have the right, but not the obligation, to exercise the Warrants. Upon such exercise, the Holder shall have the right to receive, in lieu of the shares of Common Stock that the Holder otherwise would have been entitled to receive upon such exercise, the same kind and amount of assets as would have been issued, distributed or paid to the Holder upon any such dissolution, liquidation or winding up with respect to such shares of Common Stock had the Holder been the holder of record of such shares of Common Stock receivable upon exercise of the Warrants on the date for determining those entitled to receive any such distribution.

2.7

No Impairment. The Company will not, by amendment of its charter or through reorganization, consolidation, merger, dissolution, sale of assets or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms of this Warrant but will at all times carry out all such terms and take all such action as may be reasonably necessary or appropriate in order to protect the rights of the Holder of this Warrant against impairment. Without limiting the generality of the foregoing, the Company (i) will not increase the par value of any Warrant Shares above the amount payable therefor on such exercise, (ii) will take all such action as may be reasonably necessary or appropriate in order that the Company may validly and legally issue fully paid and nonassessable Warrant Shares, free from all liens, security interests, encumbrances, preemptive or similar rights and charges of shareholders (other than those imposed by the Holder), upon the exercise of the Warrants, and (iii) will not close its shareholder books or records in any manner which interferes with the timely exercise of this Warrant.

2.8

Notice. Whenever the Warrants or the number of Warrant Shares is to be adjusted as provided herein, the Company shall forthwith as soon as reasonably practicable, but in no event later than five business days following the event that causes such adjustment, cause to be sent to the Holder a notice stating in reasonable detail the relevant facts and any resulting adjustments and the calculation thereof.

2.9

Fractional Interests. The Company shall not be required to issue fractions of shares of Common Stock upon the exercise of the Warrants. If any fraction of a share of Common Stock would be issuable upon the exercise of the Warrants, the Company shall, upon such issuance, purchase such fraction for an amount in cash equal to the current value of such fraction, computed on the basis of the last reported closing price of the Common Stock on the securities exchange or quotation system on which the shares of Common Stock are then listed or traded, as the case may be, if any, on the last business day prior to the date of exercise upon which such a sale shall have been effected, or, if the Common Stock is not so listed or traded on an exchange or quotation system, as the Board may in good faith determine.

2.10

Effect of Alternate Securities. If at any time, as a result of an adjustment made pursuant to this Article II, the Holder of the Warrants shall thereafter become entitled to receive any securities of the Company other than shares of Common Stock, then the number of such other securities receivable upon exercise of the Warrants shall be subject to adjustment from time to time on terms as nearly equivalent as practicable to the provisions with respect to shares of Common Stock contained in this Article II.

2.11

Successive Application. The provisions of this Article II shall apply from time to time to successive events covered by this Article II. Upon the occurrence of any event contemplated by this Article II, all references to Common Stock, to the Company and to other defined terms shall be equitably adjusted to protect the interests of the Holder.

3.

Exercise

3.1

 Exercise of Warrants. The Holder may exercise the Warrants only by (i) surrendering this Warrant Certificate with the form of exercise notice attached hereto as Exhibit A duly executed by the Holder, and (ii) making payment to the Company of the aggregate Exercise Price for the applicable Warrant Shares in cash or by certified check or wire transfer of immediately available funds to an account designated by the Company. Upon any partial exercise of the Warrants, the Company shall issue to the Holder, for its surrendered Warrant Certificate, a replacement Warrant Certificate identical in all respects to this Warrant Certificate, except that the number of Warrant Shares shall be reduced accordingly. Notwithstanding anything to the contrary contained herein, the Holder may only exercise the Warrants as to those Warrant Shares that are fully vested.

3.2

 Issuance of Warrant Shares. The Warrant Shares purchased shall be issued to the Holder exercising the Warrants as of the close of business on the business day on which all actions and payments required to be taken or made by the Holder hereunder shall have been so taken or made, and all documents and payments have been received by the Company. Each person in whose name any Warrant Share certificate is issued upon exercise of the Warrants shall for all purposes be deemed to have become the holder of record of the Warrant Shares for which the Warrants were exercised as of the date of exercise. Certificates for the Warrant Shares so purchased, representing the aggregate number of shares specified in the form of exercise notice, shall be delivered to the Holder within a reasonable time, but in no event later than three business days following the date of exercise.

3.3

 Limitation on Exercise.

(a)

The Holder may not exercise this Warrant, and the Holder agrees that it will not purchase or otherwise acquire, and will not permit its respective Affiliates to purchase or otherwise acquire, or agree or offer to purchase or otherwise acquire beneficial ownership of any Common Stock of the Company, to the extent and if after giving effect thereto the Holder and/or its Affiliates would beneficially own Common Stock representing more than 19.9% of the outstanding shares of Common Stock, provided that the Holder shall not be deemed to have violated this provision if the Holder beneficially owns Common Stock representing more than 19.9% of the outstanding shares of Common Stock as a result of a recapitalization of the Company, a repurchase or redemption of shares of Common Stock by the Company or any other action taken by the Company.

(b)

Notwithstanding anything to the contrary set forth in Section 3.2(a) of this Warrant, nothing contained in this Warrant shall prevent, or be deemed to prevent, Iconic or any of its Affiliates from engaging or offering or proposing to engage in a transaction with the Company that would constitute a Special Transaction under Sections 2.5(b) or 2.5(c) hereof.

4.

No Shareholder Rights for the Holder.

Except as provided herein, the Holder shall not, solely by virtue of the Warrants and prior to the issuance of the Warrant Shares upon due exercise hereof, be entitled to any rights as a shareholder of the Company. No provision of the Warrants, in the absence of affirmative action by the holder hereof to purchase Warrant Shares, and no mere enumeration herein of the rights or privileges of the Holder hereof, shall give rise to any liability of such Holder for the Exercise Price or as a shareholder of the Company, whether such liability is asserted by the Company or by creditors of the Company.

5.

Loss.

Upon receipt by the Company of evidence reasonably satisfactory to it of the loss, theft, destruction or mutilation of this Warrant Certificate, and (in the case of loss, theft or destruction) reasonably satisfactory indemnification, and upon surrender and cancellation of this Warrant Certificate, if mutilated, the Company shall immediately execute and deliver a replacement Warrant Certificate of like tenor and date.

6.

Representations of the Holder.

The Holder further understands that the Holder of the Warrants represents to the Company that it is aware of the Company’s business affairs and financial condition and has acquired sufficient information about the Company to reach an informed and knowledgeable decision to acquire the Warrants and the Warrant Shares. The Holder of the Warrants further represents that it is acquiring the Warrants and the right to acquire the Warrant Shares for investment purposes only, for its own account only and not with a view to, or for resale in connection with, any “distribution” thereof within the meaning of the Securities Act. The certificates representing the Warrant Shares shall bear a legend substantially similar to the following:

"The securities represented by this certificate have not been registered under the Securities Act of 1933, as amended (the "Securities Act") or under applicable state securities laws, and may not be offered or sold except (1) pursuant to an effective registration statement under the Securities Act or (2) upon the delivery by the holder to the Company of an opinion of counsel reasonably satisfactory to the Company that such registration statement is not required under the Securities Act and the rules and regulations promulgated thereunder or under applicable state securities laws.”

7.

Registration of Warrant Shares.

7.1

Automatic Registration. Within 30 days of receipt of the Required Shareholder Approval (as such term is defined in the Transaction Agreement) or 150 days from date hereof, whichever date is later, the Company shall prepare and file with the Securities and Exchange Commission (the “Commission”) a registration statement on Form S-3 for an offering to be made on a continuous basis pursuant to Rule 415 under the Securities Act (except if the Company is not then eligible to register for resale the Warrant Shares on Form S-3, the registration shall be on another appropriate form) and such other documents, as may be necessary, in the opinion of counsel for the Company, so as to permit a public offering and sale by the Holder of all of the Warrant Shares under the Securities Act, unless the Warrant Shares may be sold free of volume restrictions pursuant to Rule 144 promulgated under the Securities Act. With respect to any registration statement filed pursuant to this Section 7.1 or Section 7.2 below, the Company shall (a) use its commercially reasonable efforts to cause the registration statement to be declared effective under the Securities Act as promptly as possible after the filing thereof, (b) use its commercially reasonable efforts to keep the registration statement continuously effective under the Securities Act (including the filing of any necessary amendments, post-effective amendments and supplements) until the earlier of (i) such time as all Warrant Shares to be sold pursuant to the registration statement have been sold and (ii) the date on which all Warrant Shares may be sold without registration and without being subject to the volume limitations of Rule 144 promulgated under the Securities Act, (c) take all reasonable efforts to cause the Warrant Shares at all times during such period to be freely tradable under the registration statement, except as may be required under the federal securities laws, (d) not less than two business days prior to the filing of any registration statement or related prospectus or any amendment or supplement thereto, furnish to the Holder the sections of such documents that relate to the Holder, as proposed to be filed, which documents shall be subject to the review of the Holder, (e) promptly notify the Holder via facsimile of the effectiveness of such registration statement and the filing of any prospectus supplement or amendment to such registration statement, and (f) no later than one business day following the effectiveness of such registration statement, file with the Commission a final prospectus in accordance with Rule 424 under the Securities Act with respect to such registration statement.

7.2

Piggyback Registration Rights. Beginning on the date that is thirty days preceding the first Vesting Date, the Company will notify the Holder in writing at least 10 days prior to the filing of any registration statement under the Securities Act for purposes of a public offering of securities of the Company (but excluding registration statements relating to employee benefit plans or with respect to corporate reorganizations or other transactions under SEC Rule 145) and will afford the Holder an opportunity to include in such registration statement all of the Warrant Shares (to the extent then vested), provided that the Company may limit the registration of the Warrant Shares to an amount not more than 50% of the total amount of shares of Common Stock to be registered by the Company. If the Holder desires to include in any such registration statement part of its Warrant Shares it will, within five business days after the above-described notice from Company (the "Holder Notice Period"), so notify the Company in writing. Such notice will state the intended method of disposition of the Warrant Shares by the Holder. If the registration statement under which the Company gives notice under this Section 7.2 is for an underwritten offering, the Company will so advise the Holder as a part of such notice. In such event, the right of the Holder to be included in a registration pursuant to this Section 7.2 will be conditioned upon the Holder's participation in such underwriting and the inclusion of the Warrant Shares in the underwriting to the extent provided herein. If the Holder proposes to distribute its Warrant Shares through such underwriting it will be required to enter into an underwriting agreement in customary form with the underwriter or underwriters selected for such underwriting by the Company. Notwithstanding any other provision of this Section 7.2, if the underwriter determines that marketing factors require a limitation of the number of shares to be underwritten, the number of shares that may be included in the underwriting will be allocated: first, to the Company; second, to the Holder; and third, allocated on a pro-rata basis among the holders of all other outstanding warrants to purchase shares of Common Stock of the Company.

7.3

Registration Expenses. The Company shall pay all expenses arising from or incident to its performance of, or compliance with, Sections 7.1 and 7.2, including, without limitation, (i) Commission and stock exchange registration and filing fees, (ii) all fees and expenses incurred in complying with securities or “blue sky” laws (including reasonable fees, charges and disbursements of counsel to any underwriter incurred in connection with “blue sky” qualifications of the Warrant Shares as may be set forth in any underwriting agreement), (iii) all printing, messenger and delivery expenses, (iv) the fees, charges and expenses of counsel to the Company and of its independent public accountants, and (v) any liability insurance or other premiums for insurance obtained in connection with the registration contemplated by Sections 7.1 and 7.2, regardless of whether a registration statement is declared effective.

7.4

Indemnification by the Company. In the event of any registration pursuant to Sections 7.1 and 7.2, the Company agrees to indemnify and hold harmless the Holder, its officers and directors, and each person, if any, who controls the Holder within the meaning of Section 15 of the Securities Act and Section 20 of the Exchange Act, from and against any and all losses, claims, damages and liabilities caused by any untrue statement or alleged untrue statement of a material fact contained in any registration statement or prospectus relating to the Warrant Shares (as amended or supplemented if the Company shall have furnished any amendments or supplements thereto) or any preliminary prospectus, or caused by any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, except insofar as such losses, claims, damages or liabilities are caused by any such untrue statement of omission or alleged untrue statement or omission based upon information relating to the Holder or the plan of distribution furnished in writing to the Company by the Holder expressly for use therein.

7.5

Indemnification by the Holder. The Holder agrees to indemnify and hold harmless the Company, its officers and directors, and each person, if any, who controls the Company within the meaning of Section 15 of the Securities Act and Section 20 of the Exchange Act to the same extent as the foregoing indemnity from the Company to the Holder, but only with reference to information relating to the Holder or the plan of distribution furnished in writing by the Holder expressly for use in any registration statement or prospectus relating to the Warrant Shares, or any amendment or supplement thereto, or any preliminary prospectus.

7.6

Conduct of Indemnification Proceedings. In case any proceeding (including any governmental investigation) shall be instituted involving any person in respect of which indemnity may be sought pursuant to Section 7.4 or 7.5, such person (the "Indemnified Party") shall promptly notify the person against whom such Indemnity may be sought (the "Indemnifying Party") in writing and the Indemnifying Party, upon the request of the Indemnified Party, shall retain counsel reasonably satisfactory to such Indemnified Party to represent such Indemnified Party and any others the Indemnifying Party may designate in such proceeding and shall pay the fees and disbursements of such counsel related to such proceeding. In any such proceeding, any Indemnified Party shall have the right to retain its own counsel, but the fees and expenses of such counsel shall be at the expense of such Indemnified Party unless (i) the Indemnifying Party and the Indemnified Party shall have mutually agreed to the retention of such counsel or (ii) the named parties to any such proceeding (including any impleaded parties) include both the Indemnified Party and the Indemnifying Party and representation of both parties by the same counsel would be inappropriate due to actual or potential differing interests between them. It is understood that the Indemnifying Party shall not, in connection with any proceeding or related proceedings in the same jurisdiction, be liable for the fees and expenses of more than two separate firms of attorneys (in addition to any legal counsel to such Indemnifying Party) at any time for all such Indemnified Parties, and that all such fees and expenses shall be reimbursed as they are incurred. In the case of any such separate firm for the Indemnified Parties, such firm shall be designated in writing by the Indemnified Parties. The Indemnifying Parties shall not be liable for any settlement of any proceeding effected without its written consent (which shall not be unreasonably withheld), but if settled with such consent, or if there by a final judgment for the plaintiff, the Indemnifying Party shall indemnify and hold harmless such Indemnified Parties from and against any loss or liability (to the extent stated above) by reason of such settlement or judgment.

8.

Definitions. For the purposes of this Warrant Certificate:

"Affiliate" means a person or entity that directly, or indirectly through one or more intermediaries, controls or is controlled by, or is under common control with, the person or entity specified, and includes without limitation any person that is a director, officer or manager of the entity specified, and with respect to the Company includes without limitation any person or entity that is a 5% or greater stockholder of the Company as of the date in question.

"Board" means the board of directors of the Company.

"Exchange Act" means the Securities Exchange Act of 1934, as amended.

"Final Termination Event" means (i) an event giving rise to the right of the Company to terminate the License Agreement or its Sublicense of the License Agreement due solely to breach by the licensor or sub-licensor thereunder; (ii) expiration of any cure period under the License Agreement or Sublicense to cure any such purported or alleged breach; (iii) the Company terminates such License Agreement or Sublicense, and (iv) to the extent such termination is challenged by either legal proceedings or arbitration by any party, then the final non-appealable determination by a court of competent jurisdiction or by an arbitration tribunal that the Company had the sole right to terminate the License or Sublicense, as the case may be.

"Iconic" means Iconic Fragrances, LLC.

"License Agreement" means that certain License Agreement dated [______________ __, 2009] by and among [______________________________] (as licensor), [________________________ (as artist) and Iconic (as licensee)]. [insert applicable License Agreement]

"Permitted Transferee" means the licensor or artist under the License Agreement, any Affiliate (as defined above) or business associate of either Iconic or the licensor or artist under the License Agreement, provided that such person or entity is an "Accredited Investor" as defined in Rule 501 of Regulation D promulgated under the Securities Act, and further provided, is not a person or entity who as of the date in question is, or at any time in the three year period immediately preceding the date in question has been, a director, officer, 5% or greater shareholder (except as a result of being a holder of any Warrants), employee, consultant, vendor, supplier, distributor or direct competitor of Parlux, or an Affiliate or relative of any of the foregoing.

"Securities Act" means the Securities Act of 1933, as amended.

9.

Miscellaneous

9.1

Assignment.

(a)

The Warrants and the rights, obligations and duties of the Company or the Holder hereunder shall not be assignable or otherwise transferable by either party, except that, subject to the provisions of this Section 9.1(a), this Warrant and all rights hereunder are transferable, as to all or any portion of the Warrants, to a Permitted Transferee (as defined in Section 8 above) upon the surrender of this Warrant Certificate with a properly executed Assignment Form in substantially the form attached hereto as Exhibit B (the "Assignment") at the principal office of the Company. No transfer of this Warrant or any rights hereunder may be transferred unless the Company receives from the Permitted Transferee such documents, representations and legal opinions as the Company may reasonably request to assure that the proposed transfer complies with applicable state and federal securities laws and the regulations of any stock exchange or quotation medium on which the Common Stock is listed for trading. On the surrender of this Warrant Certificate in connection with a transfer of Warrants to a Permitted Transferee in accordance with this Section 9.1(a), the Company at its expense shall issue to the Permitted Transferee a new warrant certificate of like tenor, in the name of the Permitted Transferee, for the number of Warrants specified in the Assignment, and the Company at its expense shall issue to the Holder, in exchange for its surrendered Warrant Certificate, a replacement warrant certificate identical in all respects to this Warrant Certificate except that the number of Warrant Shares shall be reduced accordingly by the amount of Warrants transferred to the Permitted Transferee.

(b)

Notwithstanding anything to the contrary contained herein, in the event that the Company is acquired by another entity and becomes a wholly-owned subsidiary of that entity, then all references herein to the Company shall then be applicable to its stockholder and such stockholder shall be bound by the terms hereof as if it were the Company.

9.2

Limitation on Ownership. In no event shall the Holder or any permitted assignee hereunder acquire direct or indirect beneficial ownership of twenty (20%) percent or more of the outstanding shares of the Company without the Company's consent, including any Warrant Shares and any other shares of Common Stock held by such Holder or such permitted assignee.

9.3

Modification. The Company may, without the consent of the Holders, by issuance of a replacement warrant certificate or otherwise, (i) make any changes or corrections in this Warrant Certificate that are required to cure any ambiguity or to correct or supplement any provision herein which may be defective or inconsistent with any other provision herein or (ii) add to the covenants and agreements of the Company for the benefit of the Holders (including, without limitation, reduce the Exercise Price or extend the Exercise Period), or surrender any rights or power reserved to or conferred upon the Company in this Agreement; provided that, in the case of (i) or (ii), such changes or corrections shall not adversely affect the interests of Holders of then outstanding Warrants. This Warrant may also be amended or waived with the consent of the Company and the Holder. Further, the Company may, with the consent, in writing or at a meeting, of the Holders (the "Required Holders") of the then outstanding Warrants exercisable for a majority or greater of the Common Stock issuable under such Warrants, amend in any way, by a replacement warrant certificate or otherwise, this Warrant and/or all of the outstanding Warrants; provided, however, that (i) no such amendment by its express terms shall adversely affect any Holder differently that it affects all other Holders, unless such Holder consents thereto, (ii) no consideration shall be offered or paid to any Holder to amend or consent to a waiver or modification of any provision of this Warrant unless the same consideration is also offered to all other Holders, and (iii) no such amendment concerning the number of Warrant Shares, the Exercise Period, a Vesting Date or Exercise Price shall be made unless any Holder who will be affected by such amendment consents thereto.

9.4

Binding Effect and Benefit. The Warrants shall inure to the benefit of, and shall be binding upon, the parties hereto, their heirs, executors, administrators, personal representatives, successors in interest and permitted assigns.

9.5

Further Assurances. Company and Holder agree that from time to time hereafter, upon request, each party will, at such party's sole expense, execute and deliver such other instruments and documents and take such further action as may be reasonably necessary to carry out the intent of the Warrants.

9.6

Governing Law; Waiver of Jury Trial; Attorney's Fees. The Warrants shall be interpreted, and the rights and liabilities of the parties hereto determined, in accordance with the internal laws (as opposed to conflicts of law provisions) of the State of Delaware. As part of the consideration for new value this day received, the Holder hereby consents to the jurisdiction of any state or federal court located within Broward County, Florida. Each of the Company and the Holder hereby irrevocably and unconditionally waives trial by jury in any suit or proceeding arising out of or related to the Warrants. The prevailing party in any suit arising out of or related to the Warrants shall be entitled to reasonable attorney’s fees, costs and necessary disbursements in addition to any other relief to which such party may be entitled.

9.7

Incorporation by Reference. All exhibits and documents referred to in the Warrants shall be deemed incorporated herein by any reference thereto as if fully set out herein.

9.8

Headings and Captions. Subject headings and captions are included for convenience purposes only and shall not affect the interpretation of this agreement.

9.9

Notice. All notices, requests, demands and other communications permitted or required hereunder shall be in writing, and either (i) delivered in person, (ii) sent by express mail or other overnight delivery service providing receipt of delivery, or (iii) mailed by certified or registered mail, postage prepaid, return receipt requested as follows:

If to Company, addressed or delivered in person to:	Parlux Fragrances, Inc. 5900 N. Andrews Avenue, Suite 500 Fort Lauderdale, FL 33309 Attention: Neil J. Katz, Chief Executive Officer

If to the Holder, addressed or delivered in person to:	_____________________________________ _____________________________________ _____________________________________ _____________________________________

or to such other address as either party may designate by notice in accordance with this Section.

Any such notice or communication, if given or made by prepaid, registered or certified mail or by recorded express delivery, shall be deemed to have been made when actually received.

9.10

Gender and Pronouns. Throughout this Warrant Certificate, the masculine shall include the feminine and neuter and the singular shall include the plural and vice versa as the context requires.

9.11

Entire Agreement. This Warrant Certificate constitutes the entire agreement of the parties and supersedes any and all other prior agreements, oral or written, with respect to the subject matter contained herein. There are no representations or warranties with respect to the subject matter of this Warrant Certificate other than as expressly set forth herein.

[SIGNATURES ON FOLLOWING PAGE]

IN WITNESS WHEREOF, the Company has caused this Warrant Certificate to be duly executed and delivered as of the _____ day of __________, 2009.

PARLUX FRAGRANCES, INC.

By:
Name:
Title:

Agreed and Accepted:

__________________________________

EXHIBIT A

EXERCISE NOTICE

[To be executed only upon exercise of the Warrants]

The undersigned registered owner of the Warrants irrevocably exercises the Warrants for the purchase of the number of shares of Common Stock of Parlux Fragrances, Inc. as is set forth below, and herewith makes payment therefor, all at the price and on the terms and conditions specified in the attached Warrant Certificate and requests that certificates for the shares of Common Stock hereby purchased (and any securities or other property issuable upon such exercise) be issued in the name of and delivered to the person specified below whose address is set forth below, and, if such shares of Common Stock shall not include all of the shares of Common Stock now and hereafter issuable as provided in the attached Warrant Certificate, then Parlux Fragrances, Inc. shall, at its own expense, promptly issue to the undersigned a new Warrant Certificate of like tenor and date for the balance of the shares of Common Stock issuable thereunder.

Date:

Amount of Shares Purchased:

Aggregate Exercise Price: $

Printed Name of Registered Holder:

Signature of Registered Holder:

NOTICE:

The signature on this Exercise Notice must correspond with the name as written upon the face of the attached Warrant Certificate.

Stock Certificates to be issued and registered in the following name, and delivered to the following address:

(Name)

(Street Address)

(City) (State) (Zip Code)

EXHIBIT B

ASSIGNMENT FORM

[To be executed only upon transfer of Warrants to a Permitted Transferee]

For value received, the undersigned Holder hereby sells, assigns and transfers unto the transferee named below the number of Warrants as is specified below, with respect to the attached Warrant Certificate dated ________, 2009, and appoints the chief executive officer of the Company, with full power of substitution, as attorney to transfer said Warrants on the books of the Company. Capitalized terms in the text hereof shall have the respective meanings ascribed to them in the attached Warrant Certificate.

Name of Permitted Transferee:

________________________

Address of Permitted Transferee:

________________________

________________________

Amount of Warrants Transferred:

________________________

The replacement Warrant Certificate for Warrants not transferred by the Holder is to be issued and registered in the name of the Holder and delivered to the following address:

Address of Holder:

_________________________

_________________________

Signature of Holder:

_________________________

Date:

_________________________

NOTICE:

The signature on this Assignment must correspond with the name as written upon the face of the attached Warrant Certificate.

Signature of Holder Guaranteed:

PRELIMINARY PROXY CARD

PARLUX FRAGRANCES, INC.	PROXY

Proxy for Special Meeting of Stockholders to be Held December 15, 2009

(THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF THE COMPANY)

The undersigned stockholder of Parlux Fragrances, Inc. (the “Company”) acknowledges receipt of the Notice of the Special Meeting of Stockholders and the accompanying Proxy Statement for the Special Meeting and, revoking all prior proxies, hereby appoints Mr. Neil J. Katz with full power of substitution as proxy to vote all the shares of Common Stock of the Company owned or held by the undersigned at the Special Meeting of Stockholders to be held at 10:00 a.m., eastern time, on Tuesday, December 15, 2009, at the offices of Akerman Senterfitt, One S.E. Third Ave., 25th Floor, Miami, Florida 33131, or any adjournment or postponement hereof.

This proxy when properly executed will be voted in the manner directed by the undersigned stockholder. If no direction is given, this proxy will be voted for the Authorized Share Amendment Proposal, the Warrant Issuance Proposal and the Adjournment Proposal.

This Proxy should be dated, signed by the stockholder(s) exactly as the name appears on the envelope in which this material was mailed, and returned at the earliest convenience in the enclosed return envelope. Persons signing in a fiduciary capacity should so indicate.

Continued and to be signed on reverse side

1.

Approval of the Authorized Share Amendment Proposal – an amendment to Parlux Fragrances, Inc.’s Certificate of Incorporation to increase the total number of shares of common stock that it is authorized to issue from 30,000,000 to 40,000,000 shares.

2. Approval of the Warrant Issuance Proposal – the issuance of warrants to purchase an aggregate of up to 8,000,000 shares of common stock at an exercise price of $5.00 per share.
FOR	AGAINST	ABSTAIN	FOR	AGAINST	ABSTAIN
☐	☐	☐	☐	☐	☐

3. Approval of the Adjournment Proposal – an adjournment or postponement of the special meeting, if necessary, to solicit additional proxies in favor of the other proposals.

			FOR	AGAINST	ABSTAIN
			☐	☐	☐

Date:	(Stockholder’s signature)

(Stockholder’s signature)